SCHEDULE P - ANALYSIS OF LOSSES AND LOSS EXPENSES
                                      Notes to Schedule P

1.      The Parts of Schedule P:
               Part 1 - detailed  information on losses and loss expenses Part 2
               - history of incurred losses and allocated expenses Part 3 - history of loss and allocated expense payments. Part 4 - history of bulk and incurred but not reported reserves.
               Part 5 - history of claims.
               Part 6 - history of premiums earned.
               Part 7 - history of loss sensitive contracts.
               Schedule P Interrogatories

2. Lines of Business A through M, R and S are groupings of the lines of business used on the state page.

3.      Reinsurance A, B, C, and D (Lines N to Q) are:
               Reinsurance A -  nonproportional  property (1988 and  subsequent)
               Reinsurance B - nonproportional liability (1988 and subsequent) Reinsurance C - financial lines (1988 and subsequent) Reinsurance D - old Schedule O, Line 30 (1987 and prior)

4. Parts 2 and 4 are gross of all discounting, including tabular discounting. Part 1 is gross of only non-tabular discounting, which is reported in Columns 31 and 32 of part 1. The tabular discount, if any, is reported in the Notes to Financial Statements which will reconcile
        Part 1 with Parts 3 and 4.

                                   SUMMARIES
                                   ---------

                          SCHEDULE P - PART 1 - SUMMARY

                                 ($000 Omitted)
====================================================================================================================================
      (1)                  PREMIUMS EARNED                          LOSS AND LOSS EXPENSE PAYMENTS                             (12)
   Years in
     which     ----------------------------------------------------------------------------------------------------------     Number
   Premiums          (2)        (3)       (4)      LOSS PAYMENTS     ALLOCATED LOSS             (9)       (10)       (11)       of
     Were                                                           EXPENSE PAYMENTS                                         Claims
  Earned and        Direct    Ceded      Net    --------------------------------------        Salvage    Unal-     Total    Reported
    Losses            and              (Cols.       (5)        (6)     (7)        (8)          and      located      Net        -
     Were           Assumed             2 - 3)    Direct               Direct                 Subro-     Loss        Paid    Direct
   Incurred                                         and       Ceded      and     Ceded        gation    Expense    (Cols.      and
                                                  Assumed              Assumed               Received  Payments    5-6+7     Assumed
                                                                                                                   -8+10)
------------------------------------------------------------------------------------------------------------------------------------
 1. Prior .....       xxx       xxx       xxx       1342        615       907       181         170          0         1453      xxx
 2. 1987 ......    141236     75165     66071      54243      27494      4988      1614        2009          0        30123      xxx
 3. 1988 ......    157648     86659     70989      77251      43330     10325      4303        3117          0        39943      xxx
 4. 1989 ......    165195     93434     71761     177088     135908     15627      7313        2630          0        49494      xxx
 5. 1990 ......    166056    101563     64493     104308      74391     11314      4193        2531          0        37038      xxx
 6. 1991 ......    179573    115157     64416      63760      39145      8383      2582        1765          0        30416      xxx
 7. 1992 ......    161162    102887     58275      66970      46323      4311      1373         760          0        23585      xxx
 8. 1993 ......    165180     99903     65277      78677      51353      3768      1765         768       1799        31126      xxx
 9. 1994 ......    180033    100778     79255     114218      86618      3808      2471        1651       2189        31126      xxx
10. 1995 ......    197192     93731    103461     142694      18434      1104       370         557       2111        27105      xxx
11. 1996 ......    168183     71146     97037      23851       9364       607        82          31       1860        16872      xxx

                                                                                                                                 ---
12. TOTALS ....    xxx       xxx       xxx       804,402    532,975    65,142    26,247      15,989      7,959      318,281      xxx

====================================================================================================================================

====================================================================================================================================
                           LOSSES UNPAID                 ALLOCATED LOSS EXPENSES UNPAID      (21)      (22)       (23)         (24)
               -------------------------------------------------------------------------- SALVAGE &  UNAL-      TOTAL NET   NUMBER
                       CASE BASIS       BULK + IBNR      CASE BASIS        BULK + IBNR     SUBRO-   LOCATED    LOSSES AND     OF
               --------------------------------------------------------------------------  GATION    LOSS       EXPENSES   CLAIMS
                     (13)     (14)     (15)     (16)     (17)   (18)    (19)      (20)     ANTICI-   EXPENSES   UNPAID    OUTSTAND-
                                                                                           PATED     UNPAID                  ING
                    Direct    Ceded   Direct    Ceded   Direct  Ceded   Direct    Cede                                      DIRECT
                      and               and              and             and                                                  AND
                    Assumed           Assumed           Assumed         Assumed                                             ASSUMED
------------------------------------------------------------------------------------------------------------------------------------
 1. Prior .....     16712     10003      7937     4417    xxx    xxx      552       228       211       xxx        10553       xxx
 2. 1987 ......      2439       736      1000      302    xxx    xxx      239        85        78       xxx         2555       xxx
 3. 1988 ......      5328      2308      2492      751    xxx    xxx      361       123       113       xxx         4999       xxx
 4. 1989 ......     13058      9303      5142     1522    xxx    xxx      598       194       212       xxx         7779       xxx
 5. 1990 ......     14808      7416      7352     2126    xxx    xxx      762       208       319       xxx        13172       xxx
 6. 1991 ......     11274      4802     11640     3101    xxx    xxx      903       195       275       xxx        15719       xxx
 7. 1992 ......     10765      5092     13107     3776    xxx    xxx     1904       395       372       xxx        16513       xxx
 8. 1993 ......     13780      6469     16371     4796    xxx    xxx     2512       502       562       xxx        20896       xxx
 9. 1994 ......     42199     32194     25125     7501    xxx    xxx     4480       729      1012       xxx        31380       xxx
10. 1995 ......     20801     13591     41225    11919    xxx    xxx     6769       790      1510       xxx        42495       xxx
11. 1996 ......     29024     17819     54223    15785    xxx    xxx     8065       967      2223       151        56892       xxx

12. TOTALS ....    180188    109733    185614    55996    xxx    xxx    27145      4416      6887       151       222953       xxx
====================================================================================================================================

====================================================================================================================================
                  TOTAL LOSSES AND LOSS EXPENSES  LOSS AND LOSS EXPENSE PERCENTAGE   NONTABULAR       (33)        NET BALANCE SHEET
                            INCURRED                  (Incurred/Premiums Earned)       DISCOUNT              RESERVES AFTER DISCOUNT
               -------------------------------------------------------------------------------------  Inter-  ----------------------
                    (25)       (26)      (27)         (28)       (29)    (30)      (31)    (32)      Company      (34)        (35)
                                                                                                     Pooling
                 Direct and   Ceded      Net       Direct and    Ceded    Net      Loss    Loss     Participat   Losses       Loss
                   Assumed                          Assumed                               Expense      ion        Paid      Expenses
                                                                                                    Percentage              Unpaid
------------------------------------------------------------------------------------------------------------------------------------
 1. Prior .....        xxx        xxx       xxx         xxx       xxx      xxx       0       0          xxx      10229         324
 2. 1987 ......      62909      30231     32678        44.5      40.2     49.5       0       0         50.0       2401         154
 3. 1988 ......      95757      50815     44942        60.7      58.6     63.3       0       0         50.0       4761         238
 4. 1989 ......     211513     154240     57273       128.0     165.1     79.8       0       0         58.9       7375         404
 5. 1990 ......     138545      88335     50210        83.4      87.0     77.9       0       0         66.9      12618         554
 6. 1991 ......      95960      49825     46135        53.4      43.3     71.6       0       0         77.3      15011         708
 7. 1992 ......      97057      56959     40098        60.2      55.4     68.8       0       0         81.5      15004        1509
 8. 1993 ......     116703      64681     52022        70.7      64.7     79.7       0       0         84.0      18886        2010
 9. 1994 ......     191762     129256     62506       106.5     128.3     78.9       0       0         90.7      27629        3751
10. 1995 ......     114429      44829     69600        58.0      47.8     67.3       0       0         95.0      36516        5979
11. 1996 ......     117524      43760     73764        69.9      61.5     76.0       0       0         95.0      49643        7249

12. TOTALS ...         xxx        xxx        xxx       xxx       xxx       xxx       0       0          xxx     200073       22880
====================================================================================================================================

                          SCHEDULE P - PART 2 - SUMMARY

====================================================================================================================================
      (1)                         INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END ($000 OMITTED)             DEVELOPMENT

   Years in         ----------------------------------------------------------------------------------------------------------------
     Which                 (2)        (3)      (4)      (5)     (6)       (7)      (8)     (9)      (10)     (11)       (12)   (13)
    Losses
     Were                 1987       1988     1989     1990     1991     1992     1993     1994     1995     1996       One     Two
   Incurred                                                                                                             Year   Year
------------------------------------------------------------------------------------------------------------------------------------
 1. Prior ..............    55176    52042    50507    47139    45465    41839    38837    36714    36472    38934     2462     2220
 2. 1987 ...............    45261    43418    41081    38540    36739    35557    35899    34278    33410    32678     -732    -1600
 3. 1988 ...............    xxx      50472    48745    46671    48177    47602    46244    45167    44662    44942      280     -225
 4. 1989 ...............    xxx      xxx      53563    54047    58399    59626    60030    58538    58683    57273    -1410    -1265
 5. 1990 ...............    xxx      xxx      xxx      50795    47279    49348    49352    51990    50500    50210     -290    -1780
 6. 1991 ...............    xxx      xxx      xxx      xxx      45344    43866    45953    46206    45467    46135      668      -71
 7. 1992 ...............    xxx      xxx      xxx      xxx      xxx      48868    46024    42127    40235    40098     -137    -2029
 8. 1993 ...............    xxx      xxx      xxx      xxx      xxx      xxx      54969    52929    52621    50223    -2398    -2706
 9. 1994 ...............    xxx      xxx      xxx      xxx      xxx      xxx      xxx      64065    63601    60317    -3284    -3748
10. 1995 ...............    xxx      xxx      xxx      xxx      xxx      xxx      xxx      xxx      75620    67489    -8131    xxx
11. 1996 ...............    xxx      xxx      xxx      xxx      xxx      xxx      xxx      xxx      xxx      71753    xxx      xxx
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      12.  TOTALS    -12972   -11204
====================================================================================================================================


                          SCHEDULE P - PART 3 - SUMMARY


====================================================================================================================================
     (1)                  CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END ($000 OMITTED)                 (12)      (13)

   Year in   ------------------------------------------------------------------------------------------------   Number of  Number of
    Which           (2)      (3)       (4)      (5)      (6)      (7)       (8)        (9)     (10)     (11)      Claims    Claims
    Losses                                                                                                        Closed    Closed
     Were          1987     1988      1989     1990     1991     1992       1993      1994     1995     1996     With Loss  Without
   Incurred                                                                                                       Payment    Loss

----------------------------------------------------------------------------------------------------------------------------------
 1. Prior ......   xxx       8869     15618    19097     22460    21633     23267    25374     26928    28381       xxx      xxx
 2. 1987 .......    4470    11487     16482    19551     22740    23775     26594    27811     30108    30123       xxx      xxx
 3. 1988 .......   xxx       4336     11663    16855     24451    28017     31112    35705     38073    39943       xxx      xxx
 4. 1989 .......   xxx      xxx        5299    16469     23496    29398     38031    44021     47018    49494       xxx      xxx
 5. 1990 .......   xxx      xxx       xxx       2184      8747    13360     21530    29030     33343    37038       xxx      xxx
 6. 1991 .......   xxx      xxx       xxx      xxx        2047     5055     13818    20500     24862    30416       xxx      xxx
 7. 1992 .......   xxx      xxx       xxx      xxx       xxx       2756      9790    14140     19226    23585       xxx      xxx
 8. 1993 .......   xxx      xxx       xxx      xxx       xxx      xxx        4431    17339     24714    29327       xxx      xxx
 9. 1994 .......   xxx      xxx       xxx      xxx       xxx      xxx       xxx      11186     21765    28937       xxx      xxx
10. 1995 .......   xxx      xxx       xxx      xxx       xxx      xxx       xxx      xxx       10044    24994       xxx      xxx
11. 1996 .......   xxx      xxx       xxx      xxx       xxx      xxx       xxx      xxx       xxx      15012       xxx      xxx
====================================================================================================================================



                          SCHEDULE P - PART 4 - SUMMARY


====================================================================================================================================
      (1)                BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END ($000 OMITTED)

    Years in        ----------------------------------------------------------------------------------------------------------------
     Which                 (2)        (3)        (4)        (5)       (6)        (7)        (8)        (9)        (10)        (11)
  Losses Were
    Incurred              1987       1988       1989        1990      1991       1992       1993       1994       1995        1996
 -----------------------------------------------------------------------------------------------------------------------------------
 1. Prior ............     27434     19551      14733       9408       5785       3885       2444       2113       2371        3844
 2. 1987 .............     32591     20985      15436      10346       6866       4313       2965       1425       1147         852
 3. 1988 .............     xxx       35531      24459      15625      10917       7873       5700       3588       2698        1979
 4. 1989 .............     xxx       xxx        38132      24234      16024      11451       8506       6589       5465        4024
 5. 1990 .............     xxx       xxx        xxx        39863      26182      17966      13671       9935       8107        5780
 6. 1991 .............     xxx       xxx        xxx        xxx        34420      25773      18745      14270      12104        9247
 7. 1992 .............     xxx       xxx        xxx        xxx        xxx        38440      26128      18334      14054       10840
 8. 1993 .............     xxx       xxx        xxx        xxx        xxx        xxx        39236      24199      18552       13585
 9. 1994 .............     xxx       xxx        xxx        xxx        xxx        xxx        xxx        43640      30938       21375
10. 1995 .............     xxx       xxx        xxx        xxx        xxx        xxx        xxx        xxx        52032       35285
11. 1996 .............     xxx       xxx        xxx        xxx        xxx        xxx        xxx        xxx        xxx         45536
====================================================================================================================================